EXHIBIT 21.1

                            LNR PROPERTY CORPORATION
                              List of Subsidiaries

CORPORATION                                        STATE OF INCORPORATION
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Alexandria LP, Inc.                                         Virginia
Alexandria LP-II, Inc.                                      Virginia
American Pacific Properties, Inc.                            Oregon
Antelope Housing, Inc.                                       Oregon
Apollo Japan Investments, Inc.                              Delaware
Arbor Lake Club, Ltd.                                        Florida
Atlantic Holdings, Inc.                                     Louisiana
Aurora LP, Inc.                                             Colorado
Bert L. Smokler & Company                                   Delaware
DCA Homes, Inc.                                              Florida
DCA Management Corporation                                   Florida
Devco Shopping Centers, Inc.                                 Florida
Diamond Pacific Housing LLC                                  Nevada
Doral Park JV                                                Florida
Dreyfus Interstate Development Corp.                        Delaware
DSHI Investments, Inc.                                      Delaware
Everett LP, Inc.                                          Massachusetts
H. Miller & Sons of Florida, Inc.                            Florida
H. Miller & Sons, Inc.                                       Florida
Henderson Housing Partners, LLC                              Nevada
Hibiya Investments, Inc.                                    Delaware
HMS Realty, Inc.                                             Florida
Houston LP, Inc.                                             Florida
Houston LP-II, Inc.                                          Florida


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CORPORATION                                        STATE OF INCORPORATION
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Houston LP-III, Inc.                                         Florida
J-Rep, Inc.                                                 Delaware
Imperial Japan Investments, Inc.                            Delaware
Lakewood Properties, Inc.                                   Delaware
Legacy LP, Inc.                                             Colorado
Leisure Colony Management Corp.                              Florida
Leisure Communities Management, Inc.                         Florida
Len Acquisition Corporation, Inc.                            Florida
Lennar Affiliate Purchaser Corporation                       Florida
Lennar Atlantic Holdings, Inc.                               Florida
Lennar Beverly Holdings, Inc.                                Nevada
Lennar California Partners, Inc.                           California
Lennar Capital Corporation                                   Florida
Lennar Capital Services, Inc.                                Florida
Lennar Central Holdings, Inc.                                Florida
Lennar CGA Holdings, Inc.                                    Nevada
Lennar Commercial Properties, Inc.                           Florida
Lennar Communications, Inc.                                  Florida
Lennar Corporate Center, Inc.                                Florida
Lennar Coto Holdings, Inc.                                 California
Lennar Funding Corporation                                   Florida
Lennar Gateway Center Holdings, Inc.                      Massachusetts
Lennar Georgia Partners, Inc.                                Georgia
Lennar Huntington Beach, Inc.                              California


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CORPORATION                                        STATE OF INCORPORATION
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Lennar Kearny Holdings, Inc.                               California
Lennar L.W. Assets, Inc.                                     Florida
Lennar Legend Oaks Holdings, Inc.                           Colorado
Lennar LW Holdings, Inc.                                     Florida
Lennar LW Nevada Assets, Inc.                                Nevada
Lennar Marietta Holdings, Inc.                               Georgia
Lennar Mortgage Holdings Corporation                         Florida
Lennar Mortgage Holdings I, Inc.                             Florida
Lennar Nevada Partners, Inc.                                 Nevada
Lennar Pacific Holdings, Inc.                              California
Lennar Park Center III Holdings, Inc.                       Virginia
Lennar Park JV, Inc.                                         Florida
Lennar Partners of Los Angeles, Inc.                       California
Lennar Partners, Inc.                                        Florida
Lennar Real Estate Holdings, Inc.                            Florida
Lennar Rockland, Inc.                                        Florida
Lennar Rolling Ridge, Inc.                                 California
Lennar Seaboard Holdings, Inc.                               Florida
Lennar Securities Holdings, Inc.                             Florida
Lennar Stevenson Holdings, Inc.                            California
Lennar Texas Properties, Inc.                                 Texas
Lennar Transamerica Holdings, Inc.                           Florida
Lennar U.S. Holdings, Inc.                                   Florida
Lennar Western Holdings, Inc.
  (formerly Nevada Financial Holdings Corporation)           Nevada

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CORPORATION                                        STATE OF INCORPORATION
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Lennar Wilshire Holdings, Inc.                               Nevada
Lennar-Corry, Inc.                                           Florida
LFH SUB I, Inc.                                              Florida
LFS Asset Corp.                                              Nevada
LNR Affordable Housing, Inc.                                 Florida
LNR Alexandria Holdings, Inc.                               Virginia
LNR Altoona Limited, Inc.                                    Oregon
LNR Anderson Farms Limited, Inc.                             Oregon
LNR Apple Tree Village Limited, Inc.                       California
LNR Arrowhead Ranch Holdings, Inc.                           Arizona
LNR Ashworth Woods Limited, Inc.                             Oregon
LNR Auburn Limited, Inc.                                     Oregon
LNR Boardwalk Limited, Inc.                                Washington
LNR Brickell Bayview Corporation                             Florida
LNR Burlington Square Limited, Inc.                          Oregon
LNR California Investments, Inc.                             Florida
LNR Candlewood Holdings, Inc.                                Nevada
LNR Cedar River Limited, Inc.                                Oregon
LNR Colorado Highlands Holdings, Inc.                       Colorado
LNR Commencement Limited, Inc.                               Oregon
LNR Conservatory Place Limited, Inc.                       Washington


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CORPORATION                                        STATE OF INCORPORATION
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LNR Corporate Plaza, Inc.                                  California
LNR Country Village Limited, Inc.                            Oregon
LNR DSHI Interhold, Inc.                                    Delaware
LNR Deer Creek Limited, Inc.                                 Oregon
LNR East Wenatchee Limited, Inc.                             Oregon
LNR Englewood Limited, Inc.                                  Oregon
LNR Executive Tower, Inc.                                   Colorado
LNR Federal Way Limited, Inc.                                Oregon
LNR Fenix Limited, Inc.                                      Oregon
LNR Gowe Court Limited, Inc.                               Washington
LNR Harbor Fund GP IV, Inc.                                  Oregon
LNR Harbor Fund GP IX, Inc.                                  Florida
LNR Harbor Fund GP V, Inc.                                   Oregon
LNR Harbor Fund GP VIII, Inc.                                Florida
LNR Harbor Fund IV, Inc.                                     Oregon
LNR Harbor Fund Limited Partnership No. IX                   Florida
LNR Harbor Fund Limited Partnership No. VIII                 Florida
LNR Harbor Fund V, Inc.                                      Oregon
LNR Hastings Limited, Inc.                                   Oregon
LNR Hawthorne, Inc.                                        California
LNR Houston Partner, Inc.                                     Texas
LNR Kearny Mesa, Inc.                                      California
LNR Lafayette Holdings, Inc.                                Louisiana
LNR Lafayette LP, Inc.                                      Louisiana


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CORPORATION                                        STATE OF INCORPORATION
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LNR Lake Placid Holdings, Inc.                              New York
LNR Land Partners Sub, Inc.                                 Delaware
LNR LP Holdings, Inc.                                        Florida
LNR MBS Interhold II, Inc.                                  Delaware
LNR Meeker Court Limited, Inc.                             Washington
LNR Memphis Holdings, Inc.                                  Tennessee
LNR Memphis LP, Inc.                                        Tennessee
LNR Oak Point, Inc.                                       Massachusetts
LNR Orlando Limited, Inc.                                    Oregon
LNR Park Court Limited, Inc.                               Washington
LNR Park Crest Limited, Inc.                                 Oregon
LNR Partners Japan I, Inc.                                  Delaware
LNR Partners Japan, Inc.                                    Delaware
LNR Philadelphia Place I, Inc.                             California
LNR Philadelphia Place II, Inc.                            California
LNR Philadelphia Place III, LLC                             Delaware
LNR Philadelphia Place IV, LLC                              Delaware
LNR Phoenix LP, Inc.                                         Arizona
LNR Phoenix LP-II, Inc.                                      Arizona
LNR Property Corporation                                    Delaware
LNR Quincy Crossing Holdings, Inc.                         California
LNR Related Venture, Inc.                                    Nevada


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CORPORATION                                        STATE OF INCORPORATION
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LNR Richland Limited, Inc.                                   Oregon
LNR Sands Holdings, Inc.                                     Nevada
LNR Sante Fe Limited, Inc.                                   Oregon
LNR Seaview, Inc.                                          California
LNR Shelf I, Inc.
  (formerly Friendswood Development Company)                 Florida
LNR Sunflower Limited, Inc.                                  Oregon
LNR Surrey Row Limited, Inc.                                 Oregon
LNR Trail at The Park Limited, Inc.,
  (formerly LNR Surrey Row Limited, Inc.)                     Texas
LNR Titus Limited, Inc.                                      Oregon
LNR Tower Plaza, Inc.                                        Arizona
LNR Tri-Court Limited, Inc.                                  Oregon
LNR Van Buren Holdings, Inc.                                 Arizona
LNR Verandah Holdings, Inc.                                   Texas
LNR Verandah LP, Inc.                                         Texas
LNR Warner Center, Inc.                                    California
LNR West Oaks Holdings, Inc.                                  Texas
LNR Westchase Holdings, Inc.                                  Texas
LNR Western Properties, Inc.                               California
LNR Wiedemann Park Limited, Inc.                             Oregon
LNR Willamette Court Limited, Inc.                         Washington
LNR Windhaven Limited, Inc.                                  Oregon
LNR Woodspring Limited, Inc.                                 Oregon
LNR/CREC Brickell Bayview Limited Partnership                Florida
LNVP Holdings, Inc.                                          Florida


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CORPORATION                                        STATE OF INCORPORATION
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Majestic Investments, Inc.                                  Delaware
Mammoth Investments, Inc                                    Delaware
Midwest Management Company, Inc.                            Michigan
Miller's Plantation Development Company                      Florida
Mita Investments, Inc.                                      Delaware
MSWH Sub I, Inc.                                             Florida
Nevada Securities Holdings, Inc.                             Nevada
NSHI Mortgage Holdings, Inc.                                 Florida
Otemachi Investments, Inc.                                  Delaware
Parkview Associates, Inc.                                    Florida
Parkview at Pembroke Pointe, Inc.                            Florida
Prado Apartments Limited                                     Florida
Regal Investments, Inc.                                     Delaware
Rollingcrest II, Inc.                                       Delaware
Rollingcrest Inc,                                           Delaware
South Dade Utilities, Inc.                                   Florida
Springs Development Corporation                              Florida
Surrey I Oregon, Inc.                                        Florida
Talladega Manufacturing, Inc.                                Alabama
The Turtle Run Venture                                       Florida
Universal American Realty Corporation                       Delaware
Vista del Lago Apartments, Inc.                              Florida
West Coast Mortgage Holdings, Inc.                           Florida
Western Funding Holdings Corporation                         Nevada